UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

TECOGEN INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Explanatory Note
On May 1, 2017, Tecogen Inc. (the "Company") filed a definitive proxy statement (the "Proxy Statement") with the Securities and Exchange Commission in connection with the solicitation of proxies by the Company's Board of Directors for the Company's 2017 Annual Meeting of Stockholders. The information set forth below supplements the information within the Company's Proxy Statement and should be read in conjunction with the all information set forth in the Proxy Statement.
Enclosed is the Company's proxy card for the Company's 2017 Annual Meeting of Stockholders, notice and access information, and a letter sent on behalf of the Company to Company Stockholders highlighting the Company's achievements within the past year.

***TECOGEN, INC.***
***45 FIRST AVENUE***
***WALTHAM, MA 02451***

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E30157-Z70294 KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** DETACH AND RETURN THIS PORTION ONLY

**TECOGEN, INC.**

**The Board of Directors recommends a vote FOR ALL NOMINEES on Proposal 1 and FOR Proposals 2 and 3.**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. To elect five (5) directors of the Board of Directors of the Company to hold office for one (1) year until the 2018 annual meeting or until their successors are duly elected and qualified: | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Angelina M. Galiteva
02) John N. Hatsopoulos
03) Charles T. Maxwell
04) Ahmed F. Ghoniem
05) Keith Davidson

| | For | Against | Abstain |
|---|---|---|---|
| 2. To approve an amendment to the Tecogen 2006 Stock Incentive Plan as amended (the "Plan"), to extend the termination date of the Plan from January 1, 2016 to January 1, 2026 and to ratify all Company option grants made since January 1, 2016. | ☐ | ☐ | ☐ |
| 3. To ratify the selection by the Audit Committee of our Board of Directors of the firm of Wolf and Co., as our independent registered public accounting firm for the fiscal year ending December 31, 2017. | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting. | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E30158-Z70294

**TECOGEN, INC.**
**Annual Meeting of Stockholders**
**June 29, 2017 at 1:00 p.m.**
**This proxy is solicited by the Board of Directors**

The undersigned hereby constitutes and appoints John N. Hatsopoulos, Benjamin M. Locke and Robert Panora, or any one of them (with full power to act alone), as Proxies of the undersigned, with full power of substitution, to vote all of the common stock of Tecogen, Inc. which the undersigned has the full power to vote at the Annual Meeting of Stockholders of Tecogen, Inc. to be held at the Corporate Headquarters of Tecogen, Inc. at 45 First Avenue, Waltham, Massachusetts 02451, on Thursday, June 29, 2017 at 1:00 p.m., and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this proxy.

**Unless otherwise specified by the undersigned, this proxy will be voted FOR ALL NOMINEES on Proposal 1, FOR Proposals 2 and 3, and also will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof.**

***(Continued, and to be marked, dated and signed, on the other side)***

V.1.1

# *** Exercise Your *Right* to Vote ***

## Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 29, 2017.

**TECOGEN, INC.**

*TECOGEN, INC.*
*45 FIRST AVENUE*
*WALTHAM, MA 02451*

E30159-Z70294

**Meeting Information**

**Meeting Type:** Annual Meeting
**For holders as of:** April 28, 2017
**Date:** June 29, 2017 **Time:** 1:00 p.m.
**Location:** Corporate Headquarters of Tecogen, Inc.
45 First Avenue
Waltham, MA 02451

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

## — Before You Vote —

How to Access the Proxy Materials

**Proxy Materials Available to VIEW or RECEIVE:**

NOTICE AND PROXY STATEMENT FORM 10-K

**How to View Online:**

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

**How to Request and Receive a PAPER or E-MAIL Copy:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 9, 2017 to facilitate timely delivery.

## — How To Vote —

Please Choose One of the Following Voting Methods

**Vote In Person:** Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

**Vote By Internet:** To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

**Vote By Mail:** You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E30160-Z70294

**Voting Items**

**The Board of Directors recommends a vote FOR ALL NOMINEES on Proposal 1 and FOR Proposals 2 and 3.**

1. To elect five (5) directors of the Board of Directors of the Company to hold office for one (1) year until the 2018 annual meeting or until their successors are duly elected and qualified:

   **Nominees:**

   01) Angelina M. Galiteva
   02) John N. Hatsopoulos
   03) Charles T. Maxwell
   04) Ahmed F. Ghoniem
   05) Keith Davidson

2. To approve an amendment to the Tecogen 2006 Stock Incentive Plan as amended (the "Plan"), to extend the termination date of the Plan from January 1, 2016 to January 1, 2026 and to ratify all Company option grants made since January 1, 2016.

3. To ratify the selection by the Audit Committee of our Board of Directors of the firm of Wolf and Co., as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

E30161-Z70294

Tecogen®

Advanced Modular CHP Systems

May 12, 2017

Dear Shareholder:

We'd like to take this opportunity to reflect on the achievements of Tecogen (NASDAQ: TGEN) in 2016 and in the months since then. Overall, 2016 was a tremendously productive year for the company in terms of technology development, sales and marketing improvements, business development activities, and most importantly financial performance. The Tecogen team produced 14% growth in top line revenue and a 22% improvement in gross profit compared to 2015. Most noteworthy is the financial performance of the second half of the year, which showed record revenues and reaching profitability. This is a direct result of improvements in many aspects of the business implemented early in 2016, showing results in the latter half of the year, and establishing the groundwork for continued success in 2017.

First, we strengthened our core product offering with the introduction of our new Inverde e+ CHP system, which offers the best performance and economic benefits of any other CHP system in its class. We also introduced our new cloud-based monitoring capability using the GE Equipment Insight system, which allows both customers and our Tecogen service experts the ability to monitor and analyze equipment performance in real time. It also gives customers a portal and dashboard to instantly view savings and operating metrics that reinforce the equipment's value proposition. We expect to make additional improvements to other Tecogen products in 2017.

Second, we established TTcogen with our European Joint Venture Partner, Tedom, to bring an entirely new class of CHP systems to the US market, effectively quadrupling our addressable market. We have already sold and installed a number of 35 kW systems with the Joint Venture, sales that would not have occurred with our core slate of CHP products.

Third, we entered into an agreement to acquire American DG Energy which, subject to shareholder vote, will create a vertically integrated merged company with dependable, annuity type revenues from the ADG assets adding to the existing revenue streams of Tecogen. We are very excited to close this transaction in the coming weeks, and look forward to welcoming ADG investors as Tecogen shareholders.

And finally, we made great progress with regards to our Ultera emissions technology. Regarding the stationary engine market, we received the air permit for a group of Southern California based stand-by generator sets retrofitted with our Ultera emissions technology. We anticipate commissioning these units in the third quarter of 2017, while demonstrating groundbreaking engine compliance to these ultra-stringent emissions. Moving to mobile markets, we received research grant funding from the Propane Education and Research Council (PERC) to demonstrate the viability of our emissions technology in fork trucks. The program's goal is to develop a retrofit emissions system for fork trucks to reduce their emissions to levels more acceptable for air quality in indoor work environments. This work is currently underway,

45 First Avenue, Waltham, MA 02451
781-466-6400 • 781-466-6466 (fax)
www.tecogen.com

utilizing a donated fork truck from a major manufacturer that has expressed strong interest in Ultera and has agreed to assist our research effort.
Next, we continued making progress with Ultratek, our joint venture whose mission is adapting Tecogen's Ultera emissions technology for automotive applications. We conducted two very important test campaigns at AVL's California automotive testing lab in 2016, proving the effectiveness of our technology in gasoline vehicles. The remarkable performance of Ultera in reducing the pollution levels of these vehicles has been described in our recent paper published through SAE International and is available on our web site at Tecogen.com. In September, Ultratek secured an additional $6.25 million in equity at $7.17 per share, elevating its value to $58.2 million (on a fully diluted pro forma basis). Since the Ultratek formation, we have been awarded two additional Ultera related patents, while filing for three others involving specifically the integration of the technology to gasoline vehicles. This year we anticipate continued progress as we pursue further enhancements of the technology and engage with the automotive industry.

All of these accomplishments could not have occurred without the support of our Board of Directors and shareholders. We look forward to building on our success as we move into 2017. With regard to our core CHP products, we will continue to offer the Inverde e+ as the best in-class CHP systems in our core markets such as large residential buildings, hotels, hospitals, recreation facility, and assisted living facilities. We will also expand our sales through the TTcogen joint venture into previously un-addressable markets such as large, multi-megawatt projects and biogas projects. We will continue to expand our chiller and heat pump products into markets such as indoor growing facilities, ice rinks, and large manufacturing facilities. We will complete the fork-truck projects with PERC, and hope to engage in additional work with potential partners or customers by the end of the year. And lastly, we will continue supporting the Ultratek JV as they endeavor to bring revolutionary environmental changes to automotive emissions.

In summary, we believe that Tecogen is in the best position in its history to bring significant value to our shareholders. Specifically:

- We have demonstrated profitability and record revenues in the past few quarters; our sales and marketing team continues to grow and expand our addressable markets supported by on our superior technology;
- We will continue building value for our Ultera emissions technology through the fork truck program and the Ultratek JV;
- We will integrate the American DG assets into our operations team and continue efforts to maximize cash flow from those assets;
- And lastly, our management will continue to maintain a tight focus on maintaining our margin goals while growing the business even further.

We believe it has never been a better time to be a Tecogen shareholder. Thank you for your continuing support and interest in our company.

Sincerely,
John N. Hatsopoulos
Benjamin A. Locke
Robert A. Panora

45 First Avenue, Waltham, MA 02451
781-466-6400 • 781-466-6466 (fax)
www.tecogen.com

## Cautionary Note Regarding Forward-Looking Statements

The stockholder letter contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our present intent, beliefs or expectations, and are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors such as economic conditions, significant product and service competition and other factors described in Item 1A “Risk Factors” in our most recent Form 10-K. Forward-looking statements can be identified by words such as: "anticipate," “will,” “believe,” “goal,” “expect,” “continue,” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding expected revenue growth, strategies for product development and customer base growth.

Any forward-looking statement made by us in this shareholder letter is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

45 First Avenue, Waltham, MA 02451
781-466-6400 • 781-466-6466 (fax)
www.tecogen.com